MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.



FUND LOGO




Quarterly Report

September 30, 1999



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.


Map Depicting the Fund's Asset Allocation
As a Percentage* of Net Assets as of
September 30, 1999


Venezuela             0.2%
Brazil                8.7%
Hungary               2.8%
Czech Republic        0.6%
Poland                1.2%
Russia                0.7%
Greece                3.1%
Turkey                1.9%
India                 9.0%
Thailand              2.4%
China                 0.8%
Hong Kong             0.6%
South Korea          17.2%
Mexico               12.2%
Chile                 0.2%
Argentina             1.4%
Egypt                 0.4%
South Africa         10.1%
Israel                2.3%
Indonesia             1.5%
Malaysia              4.4%
Taiwan               11.8%
Philippines           1.6%

[FN]
*Total may not equal 100%.



Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1999


DEAR SHAREHOLDER

During the three-month period ended September 30, 1999, total returns for Merrill Lynch Developing Capital Markets Fund, Inc., Class A, Class B, Class C and Class D Shares were -7.07%, -7.26%, -7.29% and -7.03%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included.) The total return of the unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index declined 5.15% during the same period. The Fund's underperformance is attributable to our underweighted position in Greece, whose market rose 33.31% during the quarter, combined with our exposure to Malaysia. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI EMF Index and are for the three months ended September 30, 1999.)


Investment Overview
We believe that the decline in performance for emerging markets during the period suggests a healthy skepticism and greater selectivity among investors as liquidity became less emerging market-friendly and the varying progress among developing economies became more distinct. As the end of the year gets closer, it appears to us that avoidance of exposure to developing countries ahead of the Year 2000 transition might be a detriment to the flow of liquidity to emerging markets as a whole. While we cannot foretell the problems that may arise at the end of the year, we believe that the best preparation for possible Year 2000 problems is to remain invested in only the best-managed companies that provide good and timely information and have the most tradable, liquid stocks. Typically, we adhere to these selection criteria regardless of any Year 2000 issues.

Liquidity flows to emerging markets were also hampered by concerns about the direction of US monetary policy. Latin American asset prices were particularly weak, with the region's equity markets declining 5% in aggregate. The countries are still dependent on external capital and remain vulnerable to tighter global liquidity conditions. In addition, the region faces considerable political uncertainty in the next 18 months because of the presidential elections in Mexico, Chile and Argentina.

Mexico has enjoyed a continual flow of positive news on the strength of its economic recovery. We favored Mexico's media sector and have an important exposure of 4.15% of net assets through our holdings in Grupo Televisa and TV Azteca. We believe that next year will be a strong one for advertising spending related to presidential campaigning, debates and other activities, and Olympic events whose TV commercial slots command a premium from sponsors. The absence of such major televised events in 1999 makes good year-to-year comparisons relatively easy to attain. Furthermore, Televisa's management is determined to improve pricing, so both the companies should benefit. We favored Televisa in particular because of its ongoing restructuring, which we expect to unlock value in some of its other media divisions: radio, music and publishing.

Among the Asian crisis economies, South Korea was notably successful in exhibiting a powerful recovery. Industrial production in South Korea has been rising at double-digit rates for several months, propelled by both exports and domestic consumption. While they did not undergo an economic crisis, Taiwan and India have enjoyed a pick up in industrial production recovery. The recovery was led by electronics exports in Taiwan and spurred by domestic demand, especially for capital goods and consumer durables, in India.

In the semiconductor area, we were skeptical about the strength and sustainability of demand, but we differed from the consensus view that there would be an oversupply. We suspected that sell-side analysts were being overbearish, which is typical when a cyclical industry is just coming out of a record long trough. The stock's rally since the middle of this year was underpinned by analyst earnings revisions as the excess supply scenario became less likely. Our substantial overweighting in the Korean market resulted primarily from our large position in companies such as Samsung Electronics. Samsung Electronics is our largest holding in the Fund (with a weighting of 6.04% of net assets) and one of the strongest outperforming emerging market stocks this year. Year-to-date returns of 156.1% (in US dollar terms) at September 30, 1999 were driven by favorable supply/demand trends in three key product areas: semiconductors, TFT-LCDs and digital cellular handsets.

An earthquake hit a sizable section of Turkey's industrial region on August 17, 1999. The disaster was widespread with casualties in the tens of thousands. The earthquake's effect on the economy and the investment environment remains difficult to assess. Turkey's gross domestic product growth is estimated to decline because of stalled industrial production--which was weak even before the earthquake--as well as to bottlenecks and supply shortages. On the positive side, the government has redoubled its efforts to pass structural reforms, successfully passing the social security reform bill and reaffirming its inflation-fighting stance. Turkey's government also announced plans to raise various taxes to contain the fiscal shortfall. Despite this disaster, the Turkish market rose 7.91%.

The stock market in Russia declined 31.39%, despite evidence of a cyclical recovery in Russia (helped by the devaluation last year and a rise in oil and gas prices), more stable government finances and an encouraging trend in its payments system. Political disruptions, which included the removal of high-ranking cabinet members, overshadowed positive developments in Russia.


In Conclusion
During the last five years, emerging markets have performed poorly (declining 30%) while the US market has surged almost 190%. This comparison may lead investors to question the premise that developing country investments would result in returns above those that are available in mature markets.

We believe that the premise still holds, and for several reasons is even more compelling at this time. First, expectations are lower. This is reflected in valuations (the relationship of security prices to earnings or assets), which are more attractive. Second, investors are extremely skeptical, and for a good contrarian, this presents an opportunity to take the opposite view. Third, the countries we invest in have used the crises to bolster reform support. An example is the reform impetus in Brazil after its devaluation last winter. Finally, as crises have occurred, company leaders restructured their operations and finances to improve their efficiency and reduce their costs. We believe that these companies may emerge from these crises even stronger than before.

We thank you for your ongoing interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



November 2, 1999




Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1999


PERFORMANCE DATA

About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                              10 Year/
                                                        3 Month            12 Month       Since Inception
As of September 30, 1999                              Total Return       Total Return       Total Return
ML Developing Capital Markets Fund Class A Shares         -7.07%            +43.65%            +66.56%
ML Developing Capital Markets Fund Class B Shares         -7.26             +42.02             -13.91
ML Developing Capital Markets Fund Class C Shares         -7.29             +42.06             -25.11
ML Developing Capital Markets Fund Class D Shares         -7.03             +43.24             -22.05

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are ten years for Class A Shares, from 7/01/94 for Class B Shares and from 10/21/94 for Class C & Class D Shares.



Average Annual
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                        +43.65%        +36.11%
Five Years Ended 9/30/99                  - 4.92         - 5.94
Ten Years Ended 9/30/99                   + 5.23         + 4.67

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/99                        +42.02%        +38.02%
Five Years Ended 9/30/99                  - 5.90         - 5.90
Inception (7/01/94) to 9/30/99            - 2.81         - 2.81

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/99                        +42.06%        +41.06%
Inception (10/21/94) to 9/30/99           - 5.68         - 5.68

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                        +43.24%        +35.72%
Inception (10/21/94) to 9/30/99           - 4.92         - 5.95

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PORTFOLIO INFORMATION


Ten Largest Equity Holdings                  Percent of
As of September 30, 1999                     Net Assets

Samsung Electronics                              6.0%
Korea Electric Power Corporation*                5.2
Taiwan Semiconductor Manufacturing Company       5.0
Grupo Televisa SA (GDR)                          2.7
Telefonos de Mexico SA (ADR)                     2.4
Telekom Malaysia Berhad                          2.3
Korea Telecom Corporation (ADR)                  2.2
Hindustan Lever Limited                          2.1
Companhia Vale do Rio Doce 'A' (Preferred)       2.1
Tele Norte Leste Participacoes SA*               1.6

[FN]
*Includes combined holdings.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Grace Pineda, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                    (in US dollars)
                                        Shares                                                                 Percent of
AFRICA          Industries               Held             Investments                                 Value    Net Assets
South Africa    Banking                 96,304    Nedcor Limited                                  $    1,888,345     1.0%

                Beverages              119,617    South African Breweries PLC                          1,015,174     0.5
                                            35    South African Breweries PLC                                297     0.0
                                                                                                  --------------   ------
                                                                                                       1,015,471     0.5

                Financial Services   1,576,289    FirstRand Limited                                    1,637,396     0.9

                Gold Mines              51,631    AngloGold Limited (ADR)(a)                           1,623,150     0.9

                Health Insurance       360,046    Sanlam Limited                                         393,214     0.2

                Insurance               28,151    Liberty Life Association of Africa Limited             220,608     0.1
                                        33,015    Standard Bank Investment Corporation Limited           105,692     0.1
                                                                                                  --------------   ------
                                                                                                         326,300     0.2

                Metals--Non-Ferrous     53,059    Anglo American PLC                                   2,974,312     1.6
                                       612,432    Gencor Limited                                       2,297,577     1.2
                                        64,401    Impala Platinum Holdings Limited                     2,222,761     1.2
                                                                                                  --------------   ------
                                                                                                       7,494,650     4.0

                Miscellaneous           44,233    De Beers (ADR)(a)                                    1,194,291     0.6
                Materials &            569,183    Nampak Limited                                       1,328,647     0.7
                Commodities                                                                       --------------   ------
                                                                                                       2,522,938     1.3

                Retail               1,371,318    Metro Cash and Carry Limited                         1,097,512     0.6
                                       206,350    Pepkor Limited                                         691,561     0.4
                                                                                                  --------------   ------
                                                                                                       1,789,073     1.0

                Retail--Stores          17,524    Edgars Consolidated Stores Limited                     143,318     0.1

                Steel                    3,792    Iscor Limited                                            1,467     0.0

                                                  Total Investments in Africa                         18,835,322    10.1

EUROPE

Czech Republic  Telephone Networks      67,648    SPT Telecom AS                                       1,039,341     0.6

                                                  Total Investments in the Czech Republic              1,039,341     0.6

Greece          Banking                  8,210    Alpha Credit Bank                                      658,130     0.4

                Beverages               26,247    Hellenic Bottling Co.                                  629,078     0.3

                Building &              21,870    Titan Cement Company                                 2,549,316     1.4
                Construction

                Telecommunications     168,263    Hellenic Telecommunication
                                                  Organization SA (OTE)(ADR)(a)                        1,882,442     1.0

                                                  Total Investments in Greece                          5,718,966     3.1

Hungary         Banking                 21,196    OTP Bank Rt. (GDR)(b)                                  929,445     0.5

                Oil & Related           74,151    MOL Magyar Olaj-es Gazipari Rt. (GDR)(b)             1,557,171     0.8

                Telecommunications       1,183    Magyar Tavkozlesi Rt. (ADR)(a)                          32,237     0.0
                                       494,843    Magyar Tavkozlesi Rt.--Matav                         2,719,795     1.5
                                                                                                  --------------   ------
                                                                                                       2,752,032     1.5

                                                  Total Investments in Hungary                         5,238,648     2.8

Poland          Banking                 90,148    Wielkopolski Bank Kredytowy SA                         475,506     0.3

                Multi-Industry         125,476    Elektrim Spolka Akcyjna SA                           1,164,368     0.6

                Telephone               64,718    Telekomunikacja Polska SA                              317,663     0.2
                Communications          53,800    Telekomunikacja Polska SA (GDR)(b)                     258,240     0.1
                                                                                                  --------------   ------
                                                                                                         575,903     0.3

                                                  Total Investments in Poland                          2,215,777     1.2

Russia          Energy Sources       2,025,000    Irkutskenergo                                          141,750     0.1
                                        36,053    LUKoil Holding (ADR)(a)                                980,642     0.5
                                                                                                  --------------   ------
                                                                                                       1,122,392     0.6

                Telecommunications   3,268,800    Bashinformsvyaz                                         98,064     0.1
                                       150,704    Nizhnovsvyazinform                                      37,676     0.0
                                                                                                  --------------   ------
                                                                                                         135,740     0.1

                Utilities--          2,066,208    Bashkirenergo                                           68,185     0.0
                Electric

                                                  Total Investments in Russia                          1,326,317     0.7

Turkey          Banking            152,906,140    Turkiye Garanti Bankasi AS                           1,110,658     0.6
                                    52,621,402    Yapi ve Kredi Bankasi AS                               718,809     0.4
                                    42,674,721    Yapi ve Kredi Bankasi AS (Receipts)                    582,937     0.3
                                                                                                  --------------   ------
                                                                                                       2,412,404     1.3

                Beverages            9,321,633    Ege Biracilik Ve Malt Sanayii AS                       303,175     0.1

                Retail               2,174,850    Migros Turk T.A.S.                                     943,127     0.5

                                                  Total Investments in Turkey                          3,658,706     1.9

                                                  Total Investments in Europe                         19,197,755    10.3

LATIN
AMERICA

Argentina       Oil & Related          203,276    Perez Companc SA  'B'                                1,230,029     0.7

                Real Estate             33,761    IRSA Inversiones y Representaciones
                                                  SA (GDR)(b)                                            949,528     0.5

                Telecommunications       9,022    Telecom Argentina Stet-France Telecom
                                                  SA (ADR)(a)                                            240,775     0.1
                                         7,819    Telefonica de Argentina SA (ADR)(a)                    206,226     0.1
                                                                                                  --------------   ------
                                                                                                         447,001     0.2

                                                  Total Investments in Argentina                       2,626,558     1.4

Brazil          Banking             13,437,320    Banco Itau SA (Preferred)                              699,860     0.4
                                        35,027    Uniao de Bancos Brasileiros SA
                                                  (Unibanco)(GDR)(b)                                     619,540     0.3
                                                                                                  --------------   ------
                                                                                                       1,319,400     0.7

                Beverages            3,054,861    Companhia Cervejaria Brahma (Preferred)              1,844,054     1.0
                                         3,083    Companhia Cervejaria Brahma
                                                  (Preferred)(ADR)(a)                                     36,996     0.0
                                                                                                  --------------   ------
                                                                                                       1,881,050     1.0

                Metals & Steel         184,472    Companhia Vale do Rio Doce 'A' (Preferred)           3,929,638     2.1

                Oil & Related        9,129,734    Petroleo Brasileiro SA--Petrobras (Preferred)        1,364,705     0.8




Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                        (in US dollars)
LATIN AMERICA                          Shares                                                                  Percent of
(concluded)     Industries               Held             Investments                                 Value    Net Assets
Brazil          Telecommunications  63,490,526    Tele Celular Sul Participacoes SA                $      79,363     0.0%
(concluded)                          7,000,000    Tele Norte Leste Participacoes SA                       77,656     0.0
                                       190,017    Tele Norte Leste Participacoes SA (ADR)(a)           2,945,264     1.6
                                        42,623    Telecomunicacoes Brasileiras SA--Telebras
                                                  (ADR)(a)                                                 1,332     0.0
                                        26,704    Telecomunicacoes Brasileiras SA--Telebras
                                                  (Preferred Block)(ADR)(a)                            2,001,131     1.1
                                    73,248,526    Telesp Participacoes SA                                763,005     0.4
                                        44,699    Telesp Participacoes SA (ADR)(a)                       704,009     0.4
                                                                                                  --------------   ------
                                                                                                       6,571,760     3.5

                Utilities--         77,582,270    Companhia Energetica de Minas
                Electric                          Gerais SA--CEMIG (Preferred)                         1,171,816     0.6

                                                  Total Investments in Brazil                         16,238,369     8.7

Chile           Utilities--             16,756    Enersis SA (ADR)(a)                                    349,781     0.2
                Electric & Gas

                                                  Total Investments in Chile                             349,781     0.2

Mexico          Beverages & Tobacco     28,054    Fomento Economico Mexicano, SA de CV (ADR)(a)          878,441     0.5
                                       108,725    Panamerican Beverages, Inc. 'A'
                                                  (US Registered Shares)                               1,800,758     1.0
                                                                                                  --------------   ------
                                                                                                       2,679,199     1.5

                Broadcasting/Media     125,661    Grupo Televisa SA (GDR)(b)                           5,018,586     2.7
                                       546,201    TV Azteca, SA de CV (ADR)(a)                         2,731,005     1.5
                                                                                                  --------------   ------
                                                                                                       7,749,591     4.2

                Building Materials      87,775    Cemex, SA de CV                                        423,839     0.2
                                        64,633    Cemex, SA de CV (ADR)(a)                             1,559,271     0.8
                                                                                                  --------------   ------
                                                                                                       1,983,110     1.0


                Diversified Companies   47,142    Grupo Sanborns SA 'B1'                                  73,994     0.0
                Food                   553,545    Grupo Industrial Bimbo, SA de CV 'A'                 1,161,615     0.6

                Healthcare/            778,160    Kimberly-Clark de Mexico, SA de CV 'A'               2,749,388     1.5
                Personal Care

                Multi-Industry         445,148    Grupo Carso, SA de CV 'A1'                           1,875,436     1.0

                Telecommunications      63,506    Telefonos de Mexico SA (ADR)(a)                      4,524,802     2.4

                                                  Total Investments in Mexico                         22,797,135    12.2

Venezuela       Telecommunications      15,076    Compania Anonima Nacional Telefonos
                                                  de Venezuela (CANTV)(ADR)(a)                           404,225     0.2

                                                  Total Investments in Venezuela                         404,225     0.2

                                                  Total Investments in Latin America                  42,416,068    22.7

MIDDLE
EAST

Egypt           Banking                 29,677    Commercial International Bank (GDR)(b)                 277,480     0.2

                                                  Total Investments in Egypt                             277,480     0.2

Israel          Banking                429,403    Bank Hapoalim                                        1,057,193     0.6
                                       554,937    Bank Leumi Le-Israel                                   966,631     0.5
                                                                                                  --------------   ------
                                                                                                       2,023,824     1.1

                Multi-Industry          34,155    Koor Industries Limited (ADR)(a)                       595,578     0.3

                Telecommunications     482,701    Bezeq Israeli Telecommunication
                                                  Corporation Ltd.                                     1,725,625     0.9

                                                  Total Investments in Israel                          4,345,027     2.3

                                                  Total Investments in the Middle East                 4,622,507     2.5

PACIFIC
BASIN/ASIA

China           Electrical &           603,500    Eastern Communication Co., Ltd. 'B'                    535,908     0.3
                Electronics

                Machinery &          3,177,774    Qingling Motor Company 'H'                             609,561     0.3
                Engineering

                Utilities--          2,035,000    Beijing Datang Power Generation
                Electric                          Company Limited 'H'                                    458,469     0.2

                                                  Total Investments in China                           1,603,938     0.8

Hong Kong       Building Products   10,999,219    Anhui Conch Cement Co. Ltd. 'H'                      1,217,777     0.6

                                                  Total Investments in Hong Kong                       1,217,777     0.6

India           Banking                122,543    State Bank of India                                    613,700     0.3

                Building Products        7,210    Associated Cement Companies Ltd.                        34,286     0.0

                Business &              62,838    Pentafour Software & Exports Ltd.                      866,134     0.5
                Public Services         62,838    Pentafour Software & Exports Ltd. (New Shares)         863,968     0.5
                                        28,570    Satyam Computer Services Limited                       735,745     0.4
                                        28,570    Satyam Computer Services Limited (New Shares)          735,351     0.4
                                                                                                  --------------   ------
                                                                                                       3,201,198     1.8

                Chemicals              177,955    Reliance Industries Ltd                                966,835     0.5

                Energy Sources          93,430    BSES Ltd. (GDR)(b)                                   1,121,160     0.6
                                           682    Bombay Electrical Supply                                 2,875     0.0
                                                                                                  --------------   ------
                                                                                                       1,124,035     0.6

                Financial Services         390    Housing Development Finance Corporation Ltd.             2,381     0.0
                                       997,398    ICICI Ltd.                                           2,004,878     1.1
                                        80,750    ICICI Ltd. (GDR)(b)                                    928,625     0.5
                                                                                                  --------------   ------
                                                                                                       2,935,884     1.6

                Food & Household        67,474    Hindustan Lever Limited                              3,969,387     2.1
                Products

                Leisure & Tourism       37,997    EIH Limited                                            201,638     0.1

                Metals--Non-Ferrous    127,800    Hindalco Industries Ltd.                             2,617,360     1.4
                                         5,015    Hindalco Industries Ltd. (GDR)(b)                      132,897     0.1
                                                                                                  --------------   ------
                                                                                                       2,750,257     1.5

                Oil Services               400    Hindustan Petroleum Corporation Ltd.                     2,334     0.0

                Pharmaceutical--         1,129    Ranbaxy Laboratories Limited (GDR)(b)                   26,588     0.0
                Prescription

                Telecommunications      70,740    Videsh Sanchar Nigam Ltd. (GDR)(b)                     969,138     0.5

                                                  Total Investments in India                          16,795,280     9.0




Merrill Lynch Developing Capital Markets Fund, Inc., September 30, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                        (in US dollars)
PACIFIC BASIN/                         Shares                                                                  Percent of
ASIA(concluded) Industries               Held             Investments                                 Value    Net Assets
Indonesia       Building Products      726,000    P.T. Semen Gresik (Persero) Tbk                 $    1,159,160     0.6%

                Telecommunications     123,835    P.T. Indosat (Persero) Tbk (ADR)(a)                  1,671,773     0.9

                                                  Total Investments in Indonesia                       2,830,933     1.5

Malaysia        Banking                467,000    Malayan Banking Berhad                               1,450,158     0.8

                Energy Sources         707,000    Petronas Gas Berhad                                  1,488,421     0.8

                Telecommunications   1,675,000    Telekom Malaysia Berhad                              4,341,776     2.3

                Tobacco                141,100    Rothmans of Pall Mall (Malaysia) Berhad                861,453     0.5

                                                  Total Investments in Malaysia                        8,141,808     4.4

Philippines     Banking                170,740    Metropolitan Bank & Trust Company                    1,255,441     0.7

                Utilities--            603,160    Manila Electric Company 'B'                          1,744,433     0.9
                Electric & Gas

                                                  Total Investments in the Philippines                 2,999,874     1.6

South Korea     Automobile              36,839    Hyundai Motor Company Ltd.                             761,925     0.4

                Banking                 47,750    Housing & Commercial Bank, Korea                       922,800     0.5
                                        74,060    Kookmin Bank                                           928,795     0.5
                                                                                                  --------------   ------
                                                                                                       1,851,595     1.0

                Chemicals               13,790    Honam Petrochemical Corporation                        310,729     0.2
                                        34,820    L.G. Chemical Limited                                1,010,811     0.5
                                                                                                  --------------   ------
                                                                                                       1,321,540     0.7

                Electronic Components    7,606    Samsung Display Devices Co., Ltd.                      431,590     0.2

                Electronics             69,681    Samsung Electronics                                 11,288,780     6.0

                Finance                 36,840    Daewoo Securities                                      543,814     0.3
                                         7,480    Dongwon Securities                                     175,928     0.1
                                        23,980    Hyundai Securities                                     433,849     0.2
                                         9,790    L.G. Securities Company                                177,122     0.1
                                        13,650    Samsung Securities Company Ltd.                        443,400     0.2
                                                                                                  --------------   ------
                                                                                                       1,774,113     0.9

                Steel                   32,746    Pohang Iron & Steel Company Ltd. (ADR)(a)            1,025,359     0.6

                Telecommunications     109,101    Korea Telecom Corporation (ADR)(a)                   4,036,737     2.2

                Utilities--Electric    156,820    Korea Electric Power Corporation                     5,158,553     2.8
                                       284,794    Korea Electric Power Corporation (ADR)(a)            4,574,504     2.4
                                                                                                  --------------   ------
                                                                                                       9,733,057     5.2

                                                  Total Investments in South Korea                    32,224,696    17.2

Taiwan          Banking                    567    Bank Sinopac                                               303     0.0
                                     3,438,267    E. Sun Commercial Bank                               1,352,494     0.7
                                                                                                  --------------   ------
                                                                                                       1,352,797     0.7

                Building Products      677,600    Asia Cement Corporation                                612,302     0.3
                                       690,800    Taiwan Cement Corporation                              495,455     0.3
                                                                                                  --------------   ------
                                                                                                       1,107,757     0.6

                Chemicals            1,444,887    Formosa Plastic Corporation                          2,807,601     1.5

                Computer Equipment     150,000    Compal Electronics Inc.                                476,303     0.3

                Electronic             471,636    Mosel Vitelic, Inc.                                    500,694     0.3
                Components

                Electronic/            400,000    Vanguard International Semiconductor Corporation       446,130     0.2
                Semi-Conductors

                Financial            1,444,300    Grand Cathay Securities Corporation                    684,502     0.4
                Securities

                Financial Services     540,400    China Development Industrial Bank Inc.                 822,979     0.5

                Health Insurance       528,450    Cathay Life Insurance Co., Ltd.                      1,369,128     0.7

                Semiconductors       2,227,640    Taiwan Semiconductor Manufacturing Company           9,396,207     5.0

                Steel                2,047,500    China Steel Corporation                              1,669,052     0.9

                Transportation--       618,335    Yang Ming Marine Transport Corp.                       377,057     0.2
                Marine

                Wire & Cable         1,998,000    Pacific Electrical Wire & Cable Co. Ltd.               978,483     0.5

                                                  Total Investments in Taiwan                         21,988,690    11.8

Thailand        Banking                533,000    Bangkok Bank Public Company
                                                  Limited 'Foreign'                                    1,048,546     0.5
                                     1,297,000    Siam Commercial Bank Public Company
                                                  Limited (Warrants)(c)                                  372,428     0.2
                                       907,300    Thai Farmers Bank Public Company
                                                  Limited 'Foreign'                                    1,069,825     0.6
                                                                                                  --------------   ------
                                                                                                       2,490,799     1.3

                Broadcasting/Media     264,160    BEC World Public Company Limited 'Foreign'           1,433,126     0.8

                Building Materials      23,249    The Siam Cement Public Company Limited                 484,070     0.3

                                                  Total Investments in Thailand                        4,407,995     2.4

                                                  Total Investments in the Pacific Basin/Asia         92,210,991    49.3

                                                  Total Investments (Cost--$167,353,593)             177,282,643    94.9

SHORT-TERM                               Face
SECURITIES                              Amount                   Issue

                Commercial        US$2,697,000    General Electric Capital Corp., 5.60%
                Paper*                            due 10/01/1999                                       2,697,000     1.4

                                                  Total Investments in
                                                  Short-Term Securities (Cost--$2,697,000)             2,697,000     1.4

                Total Investments (Cost--$170,050,593)                                               179,979,643    96.3

                Other Assets Less Liabilities                                                          6,840,028     3.7
                                                                                                  --------------   ------
                Net Assets                                                                        $  186,819,671   100.0%
                                                                                                  ==============   ======

                Net Asset Value:   Class A--Based on net assets of $72,845,218 and
                                            6,596,165 shares outstanding                          $        11.04
                                                                                                  ==============
                                   Class B--Based on net assets of $80,357,408 and
                                            7,486,788 shares outstanding                          $        10.73
                                                                                                  ==============
                                   Class C--Based on net assets of $15,880,176 and
                                            1,485,196 shares outstanding                          $        10.69
                                                                                                  ==============
                                   Class D--Based on net assets of $17,736,869 and
                                            1,615,699 shares outstanding                          $        10.98
                                                                                                  ==============


               *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
                Fund.
             (a)American Depositary Receipts (ADR).
             (b)Global Depositary Receipts (GDR).
             (c)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.